SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 3, 2003


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                   48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                       66251
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (913) 624-3000



          (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112
                (Mailing address of principal executive offices)

Item 2.  Acquisition or Disposition of Assets.

     On January 3, 2003, Sprint Corporation ("Sprint") closed the sale to R.H. Donnelley Corporation, a Delaware corporation ("Donnelley"), of all of the issued and outstanding shares of capital stock of DirectoriesAmerica, Inc. and Centel Directory Company for approximately $2.23 billion in cash. DirectoriesAmerica, Inc. owns all of the issued and outstanding capital stock of Sprint Publishing and Advertising, Inc., a Kansas corporation which publishes white and yellow page directories in certain of the local exchange areas served by Sprint's local division. Centel Directory Company owns a membership interest in CenDon, LLC, a Delaware limited liability company which publishes white and yellow page telephone directories in the remaining local exchange areas served by Sprint's local division. The amount of the consideration was derived through arm's length negotiations.

     Before the sale Donnelley owned a membership interest in CenDon, LLC and served as the exclusive sales agent for the limited liability company.


Item 7.  Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

          The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 gives effect to this sale as if the transaction had occurred on September 30, 2002.

          The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 give effect to the sale as if the transaction occurred January 1, 2001. The non-recurring one-time gain associated with this transaction is not included.


                                                          Sprint Corporation
                                      Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                                                          September 30, 2002
                                                              (millions)

                                                                                                           Sprint
                                                                          Historical                     Corporation
                                                                            Sprint        Pro Forma     Consolidated
                                                                          Corporation    Adjustments      Pro Forma
                                                                              (A)            (B)


Assets
Current assets
  Cash and equivalents                                                        $     738       $  2,217      $    2,955
  Other current assets                                                            5,451           (826)          4,625
                                                                        -----------------------------------------------
Total current assets                                                              6,189          1,391           7,580

Assets of discontinued operation                                                    332           (332)              -

Net property, plant and equipment                                                28,902              -          28,902

Net intangibles                                                                   9,042              -           9,042

Other assets                                                                      1,538            (13)          1,525
                                                                        -----------------------------------------------

Total                                                                        $   46,003     $    1,046      $   47,049
                                                                        -----------------------------------------------

Liabilities and Shareholders' Equity
Current liabilities
  Short-term borrowings and current maturities of long-term debt             $    1,226       $      -      $    1,226
  Other current liabilities                                                       6,027              5           6,032
                                                                        -----------------------------------------------
Total current liabilities                                                         7,253              5           7,258

Liabilities of discontinued operation                                               229           (229)              -

Noncurrent liabilities
  Long-term debt and capital lease obligations                                   19,433              -          19,433
  Equity unit notes                                                               1,725              -           1,725
  Other noncurrent liabilities                                                    4,060            (40)          4,020
                                                                        -----------------------------------------------
Total noncurrent liabilities                                                     25,218            (40)         25,178

Redeemable preferred stock                                                          256              -             256

Shareholders' equity
  Common stock
    Class A FT                                                                       22              -              22
    FON                                                                           1,787              -           1,787
    PCS                                                                             998              -             998
  Retained earnings                                                                 323          1,310           1,633
  Other shareholders' equity                                                      9,917              -           9,917
                                                                        -----------------------------------------------
Total shareholders' equity                                                       13,047          1,310          14,357

Total                                                                        $   46,003     $    1,046      $   47,049
                                                                        -----------------------------------------------


                                  See Notes to Pro Forma Condensed Consolidated Financial Statements



                                                                2





                                                          Sprint Corporation
                                 Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                                                 Nine Months Ended September 30, 2002
                                                              (millions)

                                                                                                               Sprint
                                                                           Historical                       Corporation
                                                                             Sprint        Pro Forma        Consolidated
                                                                          Corporation     Adjustments        Pro Forma
                                                                              (A)



Net Operating Revenues                                                        $   20,102       $      -        $   20,102

Operating Expenses
Costs of services and products                                                     9,210              -             9,210
Selling, general and administrative                                                5,407              -             5,407
Depreciation                                                                       3,625              -             3,625
Amortization                                                                           4              -                 4
Restructuring and asset impairments                                                  144              -               144
                                                                        --------------------------------------------------

Total operating expenses                                                          18,390              -            18,390
                                                                        --------------------------------------------------

Operating Income                                                                   1,712              -             1,712

Interest expense                                                                  (1,044)           116C             (928)
Other expense, net                                                                  (234)             -              (234)
                                                                        --------------------------------------------------

Income from continuing operations before income taxes                               434             116               550

Income tax (expense) benefit                                                         37             (43)D              (6)
                                                                        --------------------------------------------------

Income from Continuing Operations                                             $     471        $     73          $    544
                                                                        --------------------------------------------------


                                  See Notes to Pro Forma Condensed Consolidated Financial Statements



                                                                3





                                                          Sprint Corporation
                                 Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
                                                     Year Ended December 31, 2001
                                                              (millions)


                                                                                                                 Sprint
                                                                          Historical                           Corporation
                                                                            Sprint           Pro Forma         Consolidated
                                                                        Corporation         Adjustments          Pro Forma
                                                                             (A)                (E)



Net Operating Revenues                                                       $   26,071       $    (556)        $   25,515

Operating Expenses
Costs of services and products                                                   12,995            (229)            12,766
Selling, general and administrative                                               7,325             (67)             7,258
Depreciation                                                                      4,217              (8)             4,209
Amortization                                                                        382               -                382
Restructuring and asset impairments                                               1,814              (1)             1,813
                                                                        ---------------------------------------------------

Total operating expenses                                                         26,733            (305)            26,428
                                                                        ---------------------------------------------------

Operating Loss                                                                     (662)           (251)              (913)

Interest expense                                                                 (1,181)              1             (1,027)
                                                                                                    153C
Other expense, net                                                                 (183)              2               (181)
                                                                        ---------------------------------------------------

Loss from continuing operations before income taxes                              (2,026)            (95)            (2,121)

Income tax (expense) benefit                                                        624              98                665
                                                                                                    (57)D
                                                                        ---------------------------------------------------

Loss from Continuing Operations                                             $    (1,402)       $    (54)        $   (1,456)
                                                                        ---------------------------------------------------


                                  See Notes to Pro Forma Condensed Consolidated Financial Statements



                                                                4




                                                          Sprint Corporation
                              Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)



A.   Reflects the  historical  financial  position and results of operations of Sprint.  Effective  September 30, 2002, the assets, liabilities, and results of operations of Sprint's directory publishing business were reported as discontinued
     operations.

B.   To record the removal of the directory publishing assets and  liabilities  as a result of the sale,  the net  proceeds on the sale, and the estimated after-tax gain.  The following table summarizes this transaction:

         (millions)


Sale proceeds                                                            $   2,230
Less:  Net estimated  transaction  and  settlement costs                       (13)
                                                                         --------------------
Net cash proceeds                                                            2,217

Less net  assets  removed as of  September  30,  2002
consisting of the following:
      Gross assets removed                                                    (332)
      Gross liabilities removed                                                229
      Adjustments    to    certain    assets   and
      liabilities   related   to   the   directory
      publishing business retained by Sprint:
          Other assets                                                         (13)
          Other current liabilities                                             (5)
          Other non-current liabilities                                         40
                                                                         --------------------

Estimated gain on sale                                                       2,136

Less: Estimated tax expense                                                   (826)
                                                                         --------------------

Net gain on sale                                                         $   1,310
                                                                         --------------------

Sprint retains  certain  assets and  liabilities  associated  with the directory publishing  business,  primarily  associated with deferred income taxes, accrued income taxes, and post retirement and other benefit  obligations.  The estimated tax expense is calculated using Sprint's  estimated  statutory Federal and state income  tax  rates.  Any tax  liability  associated  with the gain from this transaction will be substantially offset by loss carry-forwards.



C.   To reflect reduced  interest expense assuming  reduction of outstanding  borrowings  resulting from the application of all net cash proceeds provided by the sale of Sprint's directory publishing business.  Interest  expense is computed  using
     Sprint's weighted average effective interest rate on long-term debt.

D.   To record the impact on income taxes of pro forma  adjustment C using Sprint's  estimated  statutory  Federal and state income tax rates.

E.   To reflect the  adjustments  to  continuing  operations  to remove the  results of Sprint's  directory  publishing  business unless otherwise identified by footnotes C and D.


                                                                5



Item 7.  Financial Statements and Exhibits



     (c)  Exhibits

          2(a) Stock Purchase Agreement, by and between Sprint Corporation,
               Centel Directories LLC and R.H. Donnelley Corporation, dated as of September 21, 2002 (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated September 21, 2002 and incorporated herein by reference).

          2(b) Supplemental Agreement to Stock Purchase Agreement, by and between Sprint Corporation, Centel Directories LLC and R.H. Donnelley Corporation, dated as of December 31, 2002.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION


Date:  January 7, 2003                 By:  /s/ Michael T. Hyde
                                        Michael T. Hyde, Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number    Description                                                 Page


2(a) Stock Purchase Agreement, by and between Sprint Corporation, Centel Directories LLC and R.H. Donnelley Corporation, dated as of September 21, 2002 (filed as
          Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated September 21, 2002 and incorporated herein by reference).

2(b) Supplemental Agreement to Stock Purchase Agreement, by and between Sprint Corporation, Centel Directories LLC and R.H. Donnelley Corporation, dated as of December 31, 2002.











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